Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Commodore Applied Technologies, Inc., (the "Company") on Form 10-K for the period ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ted R. Sharp, Chief Financial Officer and Principal Financial Officer of the Company, certify, pursuant to 81 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Commodore Applied Technologies, Inc..

        /s/ Ted R. Sharp

                                                           DATE:  April 15, 2009

       Ted R. Sharp, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Commodore Applied Technologies, Inc. and will be retained by Commodore Applied Technologies, Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.